UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 05, 2022

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1196 Pleasant Ridge Road, Suite 5 Greensboro, NC	27409
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Election of Director

Effective September 05, 2022, the Board of Directors (the “Board”) of Guerrilla RF, Inc. (the “Company”) appointed Susan Barkal to serve as a member of the Board. She was also appointed to the Corporate Governance and Nominating Committee of the Board. There are no arrangements or understandings between Ms. Barkal and any other person, in each case, pursuant to which Ms. Barkal was appointed to serve on the Board. There are no family relationships between Ms. Barkal and any other director or executive officer of the Company, and there have been no transactions between Ms. Barkal and the Company in the last fiscal year, and none are currently proposed that would require disclosure under Item 404(a) of Regulation S-K. Ms. Barkal will receive the standard compensation available to the Company’s current non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 11, 2022. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with Ms. Barkal, which form of agreement is attached as Exhibit 10.7 to the Company’s Current Report on Form 8-K (File No. 000-56238) filed with the SEC on October 27, 2021.

A copy of the press release announcing Ms. Barkal’s appointment to the Board is attached hereto as Exhibit 99.1. For additional information, see the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated September 6, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: September 6, 2022	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer and Director